UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

ALTEGRIS QIM FUTURES FUND, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-53815	27-0473854
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS ADVISORS, L.L.C.
1200 Prospect Street Suite 400

La Jolla, California 92037
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 459-7040

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Limited Partnership Interests

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	On April 24, 2020, Altegris Advisors, LLC (“Altegris”), general partner of Altegris QIM Futures Fund, L.P., (the “Partnership”), with the approval of Altegris’ principals, notified Ernst & Young, LLP (“E&Y”) that they will be dismissed as the independent registered public accounting firm for the Partnership.

The reports of E&Y on the Partnership’s financial statements for each of the fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and December 31, 2018 and during the period from December 31, 2019 through the date of this Form 8-K, Altegris has had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter thereof in connection with its report on the financial statements of the Partnership for such periods. There were no reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2019 and December 31, 2018 or during the period from December 31, 2019 through the date of this Form 8-K.

Altegris, on behalf of the Partnership, requested that E&Y furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated April 29, 2020, is filed as an Exhibit hereto.

(b)

On April 24, 2020, Altegris, with the approval of its principals, engaged Deloitte & Touche LLP (“Deloitte”) to serve as the independent registered public accounting firm of the Partnership effective as of the fiscal period starting January 1, 2020. During the fiscal years ended December 31, 2019 and December 31, 2018 and during the interim period from December 31, 2019 through the date of the engagement of Deloitte, Altegris has not consulted Deloitte on behalf of the Partnership with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from E&Y dated April 29, 2020 regarding the disclosure contained in Item 4.01(a) of this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2020

ALTEGRIS QIM FUTURES FUND, L.P.

By: ALTEGRIS ADVISORS, L.L.C., its general partner

By: /s/ Martin Beaulieu
Name: Martin Beaulieu
Title: Principal Executive Officer Altegris Advisors, L.L.C. General Partner of Altegris QIM Futures Fund, L.P.

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